UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2009

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01 Exhibits and Financial Statements

SIGNATURES

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2009, the Company’s Board of Directors amended and restated the Company’s Bylaws, effective as of such date. The amendment and restatement made the following changes to the Bylaws:

Advance Notice Provision

The Company’s Bylaws previously contained an advance notice bylaw requiring, generally, that a stockholder intending to nominate a candidate for election to the Board of Directors or otherwise propose business at an annual meeting must provide notice to the Company at least 60 days in advance of the meeting and otherwise comply with the securities laws. The amended and restated Bylaws revise the advance notice bylaw to require a stockholder intending to nominate candidates for an election to the Board of Directors or otherwise to propose business at an annual meeting to (a) provide notice at least 45 days prior to the anniversary of the mailing of the previous year’s proxy statement of the Company and (b) provide additional disclosure regarding, among other things, derivative instruments and short positions in the Company’s stock held by such stockholder. The advance notice provisions also apply to certain special meetings where directors of the Company are to be elected by requiring a stockholder to submit nominations no later than the later of the ninetieth day prior to the meeting and the tenth day following the announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at the special meeting.

Record Dates

The amended and restated Bylaws also reflect a change regarding an anticipated amendment to Delaware law allowing separate record dates for notice and for voting.

Access to List of Stockholders

The amended and restated Bylaws reflect a recent amendment to the Delaware law governing the Company’s obligation to make a list of stockholders available in connection with each stockholder meeting.

Elimination of Dissolution Provisions

The amended and restated Bylaws delete the articles of the Bylaws addressing dissolution and the appointment of a custodian to replace the Company’s board in certain limited circumstances.

The amended and restated Bylaws also reflect a previously approved amendment adopted in December 2007 to permit the issuance of shares without stock certificates.

The text of the amended and restated Bylaws is attached hereto as Exhibit 4.1.

Item 9.01	Exhibits and Financial Statements.

(d)	Exhibits.

3.1	Bylaws of the Company, as amended and restated, May 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2009

LAM RESEARCH CORPORATION

By:	/s/ Sarah O’Dowd
Sarah O’Dowd
Group Vice President and Chief Legal Officer

Exhibit Index

3.1	Bylaws of the Company, as amended and restated, May 15, 2009.